[The American Funds Group(r)]

[tab:  1973-1998]


THE GROWTH FUND OF AMERICA

INVESTING FOR GROWTH
25 YEARS

[cover:  sketch of how an investment has grown since December 1, 1973]

ANNUAL REPORT FOR THE YEAR ENDED AUGUST 31, 1998


THE GROWTH FUND OF AMERICA(R)
invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

The Growth Fund of America is one of the 28 mutual funds in The American Funds Group,(r) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

ON OUR COVER:

This year marks the 25th anniversary of The Growth Fund of America under the management of Capital Research and Management Company. The chart of how an investment has grown since December 1, 1973, sketched on the cover, is shown in detail on pages 2-3. It illustrates that investing for growth is unpredictable in the short run but can be rewarding for long-term investors. Learn more about how the fund has invested for growth in different markets, starting on page 4.

A QUICK LOOK AT THE FUND'S RESULTS

Over the long term, The Growth Fund of America has proved to be an excellent investment. But as this chart illustrates, results have varied considerably from one year to the next.


THE FUND'S TOTAL RETURNS FOR FISCAL PERIODS ENDED AUGUST 31
Average annual compound return +16.2%


1974*       75        76       77         78         79         80
-16.4       24.4      14.0     10.9       62.7       17.2       33.5

81          82        83       84         85         86         87
12.3        9.1       46.1     0.8        13.5       28.6       32.3

88          89        90       91         92         93         94
-10.7       39.3      -9.8     30.5       4.9        24.6       6.0

95          96        97       98
25.6        0.9       38.5     -0.2


* For the period December 1, 1973 (when Capital Research and Management Company became the fund's investment adviser) through August 31, 1974.


FUND RESULTS IN THIS REPORT WERE COMPUTED WITHOUT A SALES CHARGE, UNLESS OTHERWISE INDICATED. THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.



FELLOW SHAREHOLDERS:

After the exceptional 38.5% gain made in fiscal 1997, this year turned out to be a disappointing one for The Growth Fund of America. The fund's gains in the first half of fiscal 1998 were erased by the sharp market decline in the second half. Indeed, the fund's fiscal year ended on a day that marked a low point for the stock market in recent months.

The value of your holdings fell 0.2% for the 12 months ended August 31 if you reinvested the dividend of 13 cents a share and capital gain distribution of $2.06 a share paid in December. Meanwhile, the unmanaged Standard & Poor's 500 Composite Index, driven by the results of a small number of very large companies, increased 8.1%.

While these results are discouraging, they should be viewed in the context of a volatile market. For instance, had the fund's fiscal year closed one day later on September 1, the fund's total return would have been a gain of 3.4%.

It is also worth noting that the fund held up much better than many funds in its universe. The Lipper Capital Appreciation Fund Index, which tracks the 30 largest of those funds, was down 4.4% for the period, while the Lipper Growth Fund Index was up 2.1%. Over the years, The Growth Fund of America has often done well in down markets, which is one reason the fund's lifetime average annual compound return of 16.2% has outpaced the Lipper Capital Appreciation Fund Index by an average of nearly three percentage points a year and the S&P 500 by more than two percentage points a year.


MARKET VOLATILITY AND THE TECHNOLOGY SECTOR

In recent months, the U.S. stock market has been swept up in the crisis of investor confidence that followed Asian economic problems and their spread to other world markets. This bout of market volatility began in April with fluctuations in the stocks of small and medium-size companies. Later, large U.S. stocks also began to suffer: The S&P 500 fell 19.3% between its peak on July 17 and the end of the fund's fiscal year on August 31.

The uncertainty in global markets hit many technology companies hard, especially those with significant exposure to Asia, where demand has weakened considerably. Manufacturers of semiconductors, in particular, have been hurt by falling prices and by the continued strength of the dollar relative to Asian currencies. Many personal computer companies have also had a difficult year, following an industrywide drive to emulate industry leader Dell Computer by selling directly from the manufacturer to the consumer.

                                                   LIFETIME AVERAGE
                            12-MONTH               ANNUAL COMPOUND
                            TOTAL RETURNS          RETURNS
                            (9/1/97-8/31/98)       (12/1/73-8/31/98)

THE GROWTH FUND OF          -0.2%                  +16.2%
AMERICA
S&P 500                     +8.1                   +14.0
LIPPER CAPITAL              -4.4                   +13.5
APPRECIATION FUND
INDEX
LIPPER GROWTH FUND          +2.1                   +12.8
INDEX

GFA is one of 30 funds included in the Lipper Growth Fund Index. According to Lipper, funds in this category invest primarily in companies with rapidly growing earnings (and generally higher price/earnings ratios), whereas funds in its capital appreciation category also seek growth of capital but do not necessarily emphasize rapidly growing, higher p/e companies. In our view, GFA's broad approach to seeking growth of capital better fits the Capital Appreciation Fund Index. In any case, Lipper will be revising its fund categories beginning in early 1999.

While technology companies generally did poorly over the period, a number of the fund's telecommunications holdings did very well, notably cellular companies such as Nokia and AirTouch. Long distance telephone giant MCI Communications was also among the fund's most successful holdings for the period, boosted by its merger with WorldCom.


MEDIA STOCKS CONTINUED TO RISE

Another notable development this year has been the strong gains of cable and entertainment stocks, which now represent 24% of the fund's portfolio. A year ago, we reported that media companies had emerged from a difficult period following government reregulation of cable television and a dizzying number of mergers among entertainment companies. This year, these companies have consolidated their gains: Cable television continues to benefit from strong demand, while entertainment companies have been focusing on core competencies, reducing debt and buying back stock.

Of the fund's 10 largest holdings, six are cable and entertainment stocks, and they were all among the fund's 25 most successful holdings for the year - a remarkable record. Tele-Communications, TCI Group was the most successful of the fund's top 10 holdings; its stock rose more than 88% over the period. Time Warner, the fund's largest holding at 5.5% of the portfolio, was up 56%.


LOOKING AHEAD

We certainly appreciate that the recent turbulence in world markets is of concern to investors. We believe, however, that it is likely to create new investing opportunities, as the exceptionally high valuations of recent years begin to come down to more reasonable levels. We will continue to search for companies with sound fundamentals and strong potential for capital growth, taking advantage of the fund's cash reserve to buy attractive values.

Investing for growth is unpredictable in the short run, but, we feel, ultimately a rewarding enterprise for long-term investors. In the following pages we will take you through the 25-year history of The Growth Fund of America under the management of Capital Research and Management Company. The fund has built an outstanding record over the years through a commitment to thorough research and a unique approach to money management that allows each portfolio counselor to act on his or her convictions. Our long-term, value-oriented approach to investing has served us well through 25 years of ups and downs in the stock market, and we are confident that it should continue to do so.

Cordially,

[/s/ James F. Rothenberg]     [/s/ James E. Drasdo]
James F. Rothenberg           James E. Drasdo
Chairman of the Board         President

October 15, 1998



HOW A $10,000 INVESTMENT HAS GROWN
December 1, 1973 through August 31, 1998

$390,174/1,2/
The Growth Fund of America

$255,636/3/
Standard
& Poor's 500
Composite Index

$229,985/4/
Lipper Capital
Appreciation
Fund Index

$196,093/4/
Lipper Growth
Fund Index
$35,599/5/
Consumer
Price Index

$10,000/1/
original
investment


Average annual compound
return for 24-3/4
years
16.0%/1/



[begin mountain chart]

Year           The Growth         Standard &      Lipper Capital          Lipper                Consumer
Ended          Fund               Poor's 500      Appreciation            Growth                Price Index/5/
August 31      of                 Composite       Fund Index/4/           Fund
               America /1,2/      Index/3/                                Index/4/
1974           7,874              7,737           7,563                   7,204                 10,893

1975           9,792              9,769           9,379                   9,126                 11,830

1976           11,165             12,040          11,009                  10,607                12,505

1977           12,377             11,823          11,796                  10,558                13,333

1978           20,136             13,292          15,352                  13,315                14,379

1979           23,595             14,849          17,603                  15,033                16,078

1980           31,496             17,539          23,344                  19,013                18,148

1981           35,383             18,469          25,992                  20,125                20,109

1982           38,595             19,034          27,089                  20,339                21,285

1983           56,382             27,501          43,555                  30,631                21,830

1984           56,805             29,185          41,112                  29,823                22,767

1985           64,493             34,516          47,110                  34,712                23,529

1986           82,962             48,055          63,140                  46,117                23,900

1987           109,730            64,672          81,186                  59,044                24,924

1988           97,962             53,072          65,886                  49,752                25,926

1989           136,507            73,928          89,371                  67,293                27,146

1990           123,184            70,156          81,474                  62,015                28,671

1991           160,815            89,046          103,691                 79,872                29,760

1992           168,703            96,145          108,930                 84,053                30,697

1993           210,268            110,784         134,479                 101,030               31,547

1994           222,852            116,826         140,353                 105,782               32,462

1995           279,811            141,884         171,806                 128,702               33,312

1996           282,323            168,467         192,511                 142,829               34,270

1997           391,123            237,076         240,565                 191,969               35,033

1998           390,174            255,636         229,985                 196,093               35,599


AVERAGE ANNUAL COMPOUND RETURNS*

                                    Periods Ended
                                    8/31/98                             9/30/98
10 years:                           +14.14%                             +14.58%
5 years:                            +11.83%                             +13.60%
1 year:                             -5.98                               -3.41

[end chart]

Year ended August 31           1974#         1975          1976          1977

TOTAL VALUE

Dividends reinvested           -             $362          283           -

Value at year-end/1/           $7,874        9,792         11,165        12,377

GFA TOTAL RETURN               (21.3)        24.4          14.0          10.9

Year ended August 31           1978          1979          1980          1981

TOTAL VALUE

Dividends reinvested           254           -             307           546

Value at year-end/1/           20,136        23,595        31,496        35,383

GFA TOTAL RETURN               62.7          17.2          33.5          12.3

Year ended August 31           1982          1983          1984          1985

TOTAL VALUE

Dividends reinvested           1,673         2,290         1,643         1,249

Value at year-end/1/           38,595        56,382        56,805        64,493

GFA TOTAL RETURN               9.1           46.1          0.8           13.5

Year ended August 31           1986          1987          1988          1989

TOTAL VALUE

Dividends reinvested           979           1,354         1,502         1,743

Value at year-end/1/           82,962        109,730       97,962        136,507

GFA TOTAL RETURN               28.6          32.3          (10.7)        39.3

Year ended August 31           1990          1991          1992          1993

TOTAL VALUE

Dividends reinvested           3,611         3,208         2,510         1,454

Value at year-end/1/           123,184       160,815       168,703       210,268

GFA TOTAL RETURN               (9.8)         30.5          4.9           24.6

Year ended August 31           1994          1995          1996          1997

TOTAL VALUE

Dividends reinvested           929           1,372         2,452         2,019

Value at year-end/1/           222,852       279,811       282,323       391,123

GFA TOTAL RETURN               6.0           25.6          0.9           38.5

Year ended August 31           1998

TOTAL VALUE

Dividends reinvested           2,525

Value at year-end/1/           390,174

GFA TOTAL RETURN               (0.2)


Past results are not predictive of future results. The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

/#/For the period December 1, 1973 (when Capital Research and Management Company became the fund's investment adviser) through August 31, 1974.

/1/These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. The maximum initial sales charge was 8.5% prior to July 1, 1988. There is no sales charge on dividends or capital gain distributions that are invested in additional shares. Results shown do not take into account income or capital gain taxes.

/2/Includes reinvested dividends of $34,265 and reinvested capital gain distributions of $134,866.

/3/Includes reinvested dividends of $45,676.

/4/Includes reinvested dividends.

/5/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.



25 YEARS OF INVESTING FOR GROWTH

CAPITAL RESEARCH AND MANAGEMENT COMPANY AND THE GROWTH FUND OF AMERICA

On the eve of the Watergate scandal and the prolonged bear market of 1973-1975, Capital Research and Management Company took over a troubled fund, The Growth Fund of America, from Greenwich Management Company. Since then, the fund's assets have grown nearly 700-fold and its shareholder accounts more than 100-fold, while the value of an investment in the fund has grown by 4,044% - an average of 16.2% each year, compared with an average 13.3% per year for capital appreciation funds and 14.3% per year for growth funds.*

*Average annualized return of the Lipper average of both categories of funds over GFA's lifetime.

                               Then (1973)         Now (1998)
GFA's assets                   $17,064,814         $11,798,444,190
Number of shareholder          6,320               683,755
accounts
Companies in the               29                  166
portfolio
Industries emphasized          chemicals, oil      broadcasting/publishing,
                                                   electronic components

Over the course of these 25 years, the fund has been through bull markets and bear markets, economic booms and recessions, times of harmony and times of trouble both at home and abroad. It has also seen tremendous technological change: Hand-held computers, cellular telephones with global reach, and instantaneous communication through faxes, e-mail and the Internet are taken for granted in today's Information Age. A quarter of a century ago, these were only concepts of what the future might bring.

[photo:  stock exchange floor]

While times and markets have changed, Capital Research and Management Company's approach to investing has remained consistent over the years. That means knowing virtually every aspect of the companies we invest in, taking a long-term view and entrusting your money to experienced professionals. For The Growth Fund of America, which invests in a wide range of companies that appear to offer superior opportunities for growth of capital, we add a fourth element to our investing approach: flexibility to invest in many types of companies and, when appropriate, in bonds and money market instruments.

In the pages that follow, we'd like to show you how the fund has invested for growth over 25 years, first by taking a closer look at those four elements - a long-term focus, research, flexibility and experience. Later, we will look at the fund's 25-year history in five-year intervals, focusing on key events and the fund's investing strategy in different market environments over the years.

We hope you enjoy this look back at the 25-year partnership between The Growth Fund of America and Capital Research and Management Company.


INVESTING FOR THE LONG TERM

PARTICIPATING IN THE LONG-TERM GROWTH OF COMPANIES

Investing for growth is attempting to profit from all sorts of change, including technological advances, scientific discoveries and social progress. Capital Research and Management Company has found time and again that regardless of the type or pace of change, patience can be very rewarding over the long term.

Gordon Crawford, a portfolio counselor who was a research analyst for Capital Research when it took over the fund in 1973, knows from experience the discipline it takes to hold stocks for the long term. In 1983-1984, he bought a number of cable television stocks for the fund that went through what he terms "harrowing" price drops during the credit crunch in 1990 and, later, following government reregulation of the cable industry in 1994. In recent years, those cable stocks have been among the fund's most successful holdings. "If you buy something that's worth holding onto and you're right about the industry and the company and the people, you can make a lot of money," he says.

[begin sidebar]
THE BENEFITS OF LONG-TERM INVESTING
An illustration of appreciation in the share prices* of the companies that make up the fund's 10 largest holdings

FUND HOLDING

(ranked by size                       YEAR HOLDING FIRST            PERCENT RISE IN
as of 8/31/98)                        ACQUIRED BY GFA               STOCK PRICE*

1.Time Warner                         1984                          210%

2.Fannie Mae                          1984                          1,840%

3.Viacom, Class A                     1998                          -10%

Viacom, Class B                       1995                          10%

4.Philip Morris                       1989                          60%

5.Tele-Communications,                1983                          210%

TCI Group

6.Comcast, Class A                    1992                          110%

Comcast, Class A Special              1991                          170%

7.Tele-Communications,                1995                          300%

Liberty Media Group

8.News Corp. preferred                1990                          20%

News Corp.                            1994                          390%

9.Walt Disney                         1991                          90%

10.Texas Instruments                  1984                          160%


*Based on the weighted average price per share of all shares purchased by the fund from the date the stock was first acquired through 8/31/98. The percent rise in each stock price is the difference between the weighted average price per share and the closing price on 8/31/98. Figures are rounded to the nearest
10. (Figures reflect only price changes since the fund first purchased the security. They do not take into account sales transactions, nor do they represent what the fund has realized on its investments in these companies.)


RESEARCH

SEARCHING FOR VALUE BY UNDERSTANDING EVERY COMPANY WE INVEST IN

In-depth research has been a fundamental element of how the fund has invested for growth over the years. Because the fund can invest wherever the best opportunities for growth may be, thorough research is particularly important. "The investment universe of this fund is very wide. Having a large number of seasoned investment analysts helps us find capital appreciation opportunities in many nontraditional sectors," says Jim Drasdo, president of the fund.

Capital Research has more than 100 analysts who work all over the world. Each analyst specializes in an industry and a geographic area, and can draw on the expertise of a larger research "cluster," a group of analysts who cover different segments of the same industry. Clusters serve as a sounding board for analysts to discuss investment ideas, industry trends and individual companies. Says Peter Labon, who covers software and semiconductor companies for GFA and is one of eight analysts in the technology cluster, "We want to make sure each of us knows the facts everyone else knows, because cumulatively we have a lot more facts than we do individually. We don't always agree on what the implications are or what the future holds, but diversity of opinion is what makes our investment approach so strong."


FLEXIBILITY

HOLDING A VARIETY OF STOCKS, BONDS AND CASH TO TAKE ADVANTAGE OF MARKET
CONDITIONS

As a fund that aims to provide shareholders with growth of capital, The Growth Fund of America invests wherever the best opportunities may be, ranging from turnaround and value situations to cyclical stocks and traditional growth stocks. The fund also has the flexibility to invest in bonds and cash when market conditions may warrant moving out of the stock market. During the 1981-1982 market decline, for example, only half of the fund's assets were invested in stocks. "It's a flexible fund that has the ability to buy any financial instruments we think we can make money with," says Walter Stern, former chairman of the fund and a director of GFA for 24 years. "When we have judged stocks to be overpriced, we have invested in fixed-income, and when we have judged growth companies to be overpriced, we've gone to cyclical stocks."

The flexibility to invest in cash and bonds has helped cushion stock market downturns over the years. On occasion, keeping a relatively large cash position as a reserve for buying good companies and as insurance against future bear markets has dampened the fund's returns. But, as fund Chairman Jim Rothenberg says, "When you look at our conservative position, it's important to remember that if you go down 50%, you have to go up 100% to get even. There's a great advantage in this business in going down as little as possible in bear markets."


THE VALUE OF EXPERIENCE

ENTRUSTING YOUR MONEY TO EXPERIENCED INVESTMENT PROFESSIONALS

Capital Research has a 25-year history with The Growth Fund of America. The fund's portfolio counselors, on average, have been in the investment business even longer - for 28 years, and an average of 26 years with Capital Research. This longevity has been a key factor behind the fund's consistent long-term record, particularly in helping the fund hold up in down markets.

Says Bill Newton, who has been a GFA portfolio counselor since 1973, "I remember my first bear market, and it was much more alarming than the ones I went through after that. I remember 1957, '62, '65, '70, '73-'74, '80, ' 87,
'90.... When you've experienced some of these, you realize that a bear market is not the end of the world. You stop panicking and you realize that it's an opportunity to find value."

The 1973-1974 bear market turned out to be a great opportunity for the fund to buy good companies at reasonable prices. This is where our history of The Growth Fund of America begins.

THE AFTERMATH OF WATERGATE
[Tab: 1973-1978]
[photo:  data processing room]

GFA LOOKS FOR GOOD COMPANIES IN A BEAR MARKET

At the end of 1973, the American economy entered its worst recession since World War II, battered by the Watergate scandal, oil shocks and rising inflation and interest rates. Investor infatuation with the large, well-established "Nifty Fifty" companies, which had led the market to new highs at the beginning of the decade, ended abruptly. In October 1974, the S&P 500 had fallen 48.2% from its high in 1973, and the average stock on the New York Stock Exchange sold at less than one-third of its 1968 price.

Capital Research took over GFA in the midst of the political and economic crisis. The fund immediately sold the chemical and oil stocks which it had inherited and began buying science and technology companies, many of them computer or semiconductor manufacturers like IBM and National Semiconductor. The fund also bought a number of small and medium-size companies, which made a more robust and rapid recovery than large firms. Over the five-year period, the companies owned by the fund produced earnings gains averaging a remarkable 198%, compared with 70% for the 500 large companies represented in the S&P index.

After falling 16.4% in fiscal 1974, the fund recorded double-digit gains from 1975 through the end of the period in 1978 and, on average, outperformed the market by more than 10 percentage points for the five years. Fiscal 1978 turned out to be the best year in the fund's history, with a total return of 62.7%, compared with 12.4% for the S&P 500.

[Begin Sidebar]
Average annual compound returns
12/1/73 - 8/31/78
GFA              17.4%
S&P 500           6.2%
Lipper*           9.4%
*Lipper Capital Appreciation Fund Index
[End Sidebar]


[Begin Sidebar]
[watermark:  1973-1978]
"By and large, the companies we invest in are financially strong, well-established and innovative. They either have a dominant share of their market, a unique product or service, highly effective marketing programs, unusual production capabilities or a combination of these attributes. Thus, many of them are likely to do well regardless of swings in the economy."
- 1978 GFA Annual Report
[End Sidebar]


[photo:  computer disk]
[Begin Caption]
1973 IBM introduces the "Winchester," a 1.7 million bits per square inch disk storage unit that becomes widely used for the next decade.
[End Caption]


[Begin Sidebar]
LARGE HOLDINGS

AUGAT
manufacturer of integrated circuits and microprocessors
(acquired by Thomas & Betts in 1996)

TYMSHARE
world's largest computer time-sharing company
(acquired by McDonnell Douglas in 1984, which was purchased by Boeing in 1997)

WYNN'S INTERNATIONAL
producer of automotive supplies and accessories
[End Sidebar]


THE DAWN OF THE REAGAN ERA
[Tab:  1978-1983]

THE FUND WEATHERS THE RECESSION AND MARKET DECLINE

[photo:  computer chip]

From 1979 to 1981, the fund enjoyed three years of double-digit returns, propelled by the strong growth of its technology holdings (the stock of supercomputer maker Cray Research rose 102% in fiscal 1980). Meanwhile, the early 1980s was a period of anemic or negative returns for many stock market investors as the American economy slid into recession. Between November 28, 1980 and August 12, 1982, the S&P 500 fell 27.1%, and the stocks of small and medium-size growth companies were hit even harder, many of them plummeting more than 50%.

Having a substantial portion of fund assets in cash equivalents helped the fund withstand the market decline. At the end of fiscal 1981, more than 40% of the fund's assets were invested in U.S. Treasury bills, and the fund returned 12.3% that year, compared with 5.3% for the S&P 500. In 1982, the fund bought U.S. government bonds, taking advantage of declining interest rates.

Thus, in spite of unfavorable market conditions, GFA had positive returns every fiscal year between 1978 and 1983, returning an impressive 23% each year on average. Toward the end of the period, the fund took advantage of low prices to buy attractive companies in high-growth sectors such as media and health care. The market began to turn around in August 1982, marking the beginning of a prolonged bull market that would falter on only two occasions (1987 and 1990) and continue roaring well into 1998.

[Begin Sidebar]
Average annual compound returns
9/1/78 - 8/31/83
GFA           22.9%
S&P 500       15.6%
Lipper*       23.2%
*Lipper Capital Appreciation Fund Index
[End Sidebar]


[Begin Sidebar]
[watermark:  1978-1983]
 "I think that over the next five years we'll see some fundamental changes in the way we generate, use, send and store information. The driving force behind these changes will be those incredible semiconductors. This tiny chip that's half the size of your fingernail and costs $50 can perform more functions today than a whole room full of equipment worth $50,000 could perform 15 years ago."
- Jim Martin, GFA analyst, 1982 Annual Report
[End Sidebar]


[Begin Sidebar]
LARGE HOLDINGS

DATAPOINT
manufacturer of business computer systems

CORDIS
maker of cardiovascular instruments
(acquired by Johnson & Johnson in 1996)

CRAY RESEARCH
manufacturer of supercomputers
(acquired by Silicon Graphics in 1996)
[End Sidebar]


[photo:  dual-chamber pacemaker]
[Begin Caption]
1979   Medtronic introduces the dual-chamber pacemaker, which remains the industry standard today.
[End Caption]

THE 1980S
[Tab:  1983-1988]

THE FUND ROUNDS OFF 13 CONSECUTIVE YEARS OF GROWTH
[photo:  health care employee]

President Reagan's first term ended on a bad note for the U.S. economy. Years of deregulation of the banking industry led to the failure of more than 70 debt-ridden U.S. banks in 1984, the highest rate in almost 50 years. After shaking off the effects of the savings and loan crisis, the stock market recovered in 1986 and 1987, led by the strong performance of large, blue chip companies.

[Begin Sidebar]
Average annual compound returns
9/1/83 - 8/31/88
GFA          11.7%
S&P 500      14.0%
Lipper*       8.6%
*Lipper Capital Appreciation Fund Index
[End Sidebar]

GFA grew at a respectable annual rate of 11.7% during the five-year period, though the fund's returns were outpaced by large-company indexes such as the S&P 500. Many growth stocks lagged the S&P 500, particularly technology issues such as manufacturers of software, computers and electronic components. Media stocks, on the other hand, made considerable gains as investors began to recognize their potential. The fund benefited from a series of mergers and acquisitions among broadcasting companies, such as the purchase of MTV Networks by Viacom in 1985. Health care companies like Syntex and Merck also did well over the period, buoyed by strong sales and growing earnings.

Fiscal 1987 marked the 13th consecutive year of positive results for GFA, an accomplishment shared by only one other capital appreciation fund in existence since the bear market of 1974.+ The fund's string of positive years was broken in fiscal 1988 with the infamous "Black Monday" of October 1987. Yet the fund held up considerably better than the market, helped by having a portion of fund assets invested in bonds and cash equivalents. Once again, the fund took advantage of low prices to buy stocks at bargain prices, and the patience of shareholders was duly rewarded when the market began to turn around in 1989. +Source: Lipper Analytical Services

[Begin Sidebar]
LARGE HOLDINGS
[watermark:  1983-1988]

TELE-COMMUNICATIONS
major cable TV operator
(split into two companies, TCI Group and Liberty Media, in 1995)

SYNTEX
international manufacturer of health products
(acquired by Roche Group in 1994)

TEXACO
large U.S.-based international oil company
[End Sidebar]

[photo:  Apple computer]
[Begin Caption]
1984   Apple launches the Macintosh product line,
revolutionizing the personal computer industry.
[End Caption]


[Begin Sidebar]
 "To our way of thinking, investing for growth means more than racking up gains when the investment climate is sunny. It also means trying to hold on to most of those gains when the weather changes."
- 1987 GFA Annual Report
[End Sidebar]


THE END OF THE COLD WAR
[Tab:  1988-1993]

GFA NAVIGATES THROUGH UP AND DOWN MARKETS

[photo:  satellite dishes]

The fall of the Berlin Wall in 1989 brought peace and freedom to many former Cold War battlegrounds, but the new era of global stability was soon shattered by the Iraqi invasion of Kuwait on August 2, 1990. Fearing a prolonged war and oil shortages, investors fled the market during the months following the invasion. After the U.S.-led coalition forced Iraq's retreat in early 1991, the U.S. economy continued to battle through a recession, and it was only at the twilight of George Bush's presidency in 1992 that the economy finally entered a prolonged recovery.

This five-year period was a volatile one for investors. Three years of robust growth in the stock market -1989, 1991 and 1993 - were tempered by two slower ones, 1990 and 1992. GFA and other capital appreciation funds' results generally followed the movements in the stock market, reflected in the remarkably similar returns all three categories earned for the five-year period.

Meanwhile, the fund continued to search for promising companies that would provide long-term growth through up and down markets. Cellular telephone companies did particularly well during the five-year period, spurred by tremendous sales growth and, later on, by mergers with telecommunications companies. Health care companies, which represented the largest concentration of fund assets in 1990-1991, grew substantially in spite of the economic slowdown. U.S. semiconductor companies enjoyed a boom in 1992-1993, following an industrywide drive to enhance competitiveness and efficiency.

[Begin Sidebar]
[watermark:  1988-1993]
"We look for companies that we believe will provide growth of capital. We start by studying all the usual sources of Wall Street wisdom. But we don't stop there. We also visit the companies. And their competitors. And their bankers. And their suppliers. And the government agencies that can affect them."
- 1992 GFA Annual Report
[End Sidebar]

[Begin Sidebar]
Average annual compound returns
9/1/88 - 8/31/93
GFA         16.5%
S&P 500     15.8%
Lipper*     15.3%
*Lipper Capital Appreciation Fund Index
[End Sidebar]

[Begin Sidebar]
LARGE HOLDINGS

MCCAW CELLULAR COMMUNICATIONS
world's largest cellular telephone company
(acquired by AT&T in 1994)

AMGEN
giant biotechnology company

PHILIP MORRIS
world's largest consumer products company
[End Sidebar]


[photo:  cellular telephone]
[Begin Caption]
1989   Motorola introduces the MicroTAC cellular phone, the smallest and lightest on the market.
[End Caption]

THE BULL MARKET ERA
[Tab:  1993-1998]

[photo:  laptop computer]

GFA GROWS STEADILY IN A MARKET THAT FAVORS LARGE STOCKS

The past five years have been very rewarding for most stock market investors. Between September 1, 1993 and August 31, 1998, the Dow Jones Industrial Average more than doubled, from 3,651 to 7,539, and the S&P 500 rose 18.3% each year on average. Investors remained confident, corporate earnings rose and the U.S. economy grew at a healthy pace through a long run of low inflation and low unemployment, stable interest rates and a strong dollar.

Despite returning 13.2% each year on average over the period - well above the 10.3% average annual return of the S&P 500 for the past 70 years* - GFA was outpaced by the phenomenal growth of large-company stocks. In searching for companies with potential for capital appreciation, the fund shunned the lofty valuations of large stocks and instead emphasized media and technology companies.

*For the period 8/31/28-8/31/98

After a difficult year in 1996, media companies like Time Warner, Viacom and Tele-Communications recovered to become some of the fund's most successful holdings. Technology stocks have been mixed in recent years. Many companies have been adversely affected by the Asian crisis, although selected companies like Internet service provider America Online have done extremely well overall.

The fund kept a 10% to 20% cash position during much of the period as a buying reserve and to help cushion against market declines, but this also limited the fund's participation in the market's advances. With the recent turbulence in world markets, the fund will likely take advantage of its cash reserve to buy good companies at reasonable prices. As we have seen throughout the fund's history, this strategy has often proved to be very rewarding for long-term investors.

[Begin Sidebar]
AVERAGE ANNUAL COMPOUND RETURNS
9/1/93 - 8/31/98
GFA         13.2%
S&P 500     18.3%
Lipper*     11.3%
*Lipper Capital Appreciation Fund Index
[End Sidebar]

[Begin Sidebar]
LARGE HOLDINGS

TIME WARNER
media and entertainment conglomerate

WALT DISNEY
world's premier family entertainment company

FEDERAL NATIONAL MORTGAGE ASSOCIATION
federally sponsored purchaser of residential mortgages

INTEL
developer of microprocessors and semiconductors
[End Sidebar]

[photo:  Pentium processor]

[Begin Caption]
1993 Intel introduces the Pentium processor, which allows computers to more easily incorporate "real world" data such as speech, sound and handwriting. [End Caption]

[Begin Sidebar]
[watermark:  1993-1998]
"We try to move with the changes in the world around us and participate in the growth of companies that are engineering that change."
- Jim Rothenberg, chairman, The Growth Fund of America
[End Sidebar]



THE GROWTH FUND OF AMERICA
INVESTMENT PORTFOLIO, August 31, 1998

                                                                          Percent
                                                                           of Net
                                                                           Assets
                                                                       ----------
Largest Industry Holdings
-----------------------------
Broadcasting & Publishing                                                   23.92%
Electronic Components                                                        9.96%
Business & Public Services                                                   6.49%
Data Processing & Reproduction                                               5.03%
Financial Services                                                           4.72%
Other Industries                                                            37.92%
Cash & Equivalents                                                          11.96%

Largest Equity Holdings
-------------------------------------
Time Warner                                                                  5.45%
Fannie Mae                                                                               3.58
Viacom                                                                                   3.16
Philip Morris                                                                            3.01
Tele-Communications, TCI Group                                                           2.74
Comcast                                                                                  2.71
Tele-Communications, Liberty Media Group                                                 2.53
News Corp.                                                                               1.90
Walt Disney                                                                              1.88
Texas Instruments                                                                        1.69
                                                                                .
THE GROWTH FUND OF AMERICA
INVESTMENT PORTFOLIO, August 31, 1998



                                                                                        Market    Percent
EQUITY SECURITIES (Common & Preferred Stocks)                                            Value     of Net
                                                                           Shares        (000)     Assets
-------------------------------------                                 -----------     -------- ----------

Broadcasting & Publishing - 23.92%
Time Warner Inc.                                                         8,000,750      643,060      5.45
Viacom Inc., Class B (1)                                                 6,700,000      332,487
Viacom Inc., Class A (1)                                                   814,700       40,124      3.16
Comcast Corp., Class A, special stock                                    6,887,262      257,411
Tele-Communications, Inc., Series A,  TCI Group (1)                      9,792,299      323,146      2.74
Comcast Corp., Class A                                                   1,680,000       63,000      2.71
Tele-Communications, Inc., Series A, Liberty Media Group (1)             9,128,355      298,383      2.53
News Corp. Ltd. (ADR) (Australia)                                        5,450,000      131,140
News Corp. Ltd., preferred (ADR)                                         4,428,750       93,004      1.90
Cox Communications, Inc., Class A (1)                                    3,281,800      137,836      1.17
Tele-Communications, Inc., Series A, TCI Ventures Group (1)              7,884,862      131,086      1.11
Cablevision Systems Corp., Class A (1)                                   2,520,000       85,365       .72
USA Networks, Inc. (1)                                                   3,020,000       59,268       .50
Chris-Craft Industries, Inc. (1)                                         1,218,000       50,699       .43
E.W. Scripps Co., Class A                                                  950,000       44,828       .38
CANAL+ (France)                                                            195,100       39,447       .33
Century Communications Corp., Class A (1)                                1,505,000       34,991       .30
Jacor Communications, Inc. (1)                                             350,000       20,650       .18
Ziff-Davis Inc. (1)                                                      2,440,000       19,520       .17
Chancellor Media Corp., Class A  (1)                                       250,000        8,922       .08
BHC Communications, Inc., Class A (1)                                       62,840        7,321       .06

Electronic Components - 9.96%
Texas Instruments Inc.                                                   4,170,000      198,857      1.68
Intel Corp.                                                              2,590,000      184,376      1.56
Micron Technology, Inc. (1)                                              5,528,300      125,769      1.07
ADC Telecommunications, Inc. (1)                                         3,600,000       79,875       .68
Altera Corp. (1)                                                         2,550,000       74,268       .63
Advanced Micro Devices, Inc. (1)                                         4,778,600       63,018       .53
Linear Technology Corp.                                                  1,100,000       51,700       .44
Microchip Technology Inc. (1) (2)                                        2,675,000       48,986       .42
Quantum Corp. (1)                                                        4,125,000       47,180       .40
Seagate Technology (1)                                                   2,500,000       43,750       .37
Adaptec, Inc. (1)                                                        3,750,000       43,125       .37
National Semiconductor Corp. (1)                                         4,652,930       42,458       .36
Analog Devices, Inc. (1)                                                 2,997,933       42,158       .36
Xilinx, Inc. (1)                                                         1,000,000       30,500       .26
PMC-Sierra, Inc. (1)                                                       883,300       26,996       .23
LSI Logic Corp. (1)                                                      2,000,000       24,500       .21
Newbridge Networks Corp. (Canada) (1)                                    1,100,000       20,419       .17
SCI Systems, Inc. (1)                                                      500,000       11,469       .10
Tellabs, Inc. (1)                                                          235,000        9,929       .08
Level One Communications, Inc. (1)                                         300,000        5,231       .04

Business & Public Services - 6.49%
Cendant Corp. (1)                                                       13,800,000      159,563      1.35
America Online, Inc. (1)                                                 1,580,000      129,461      1.10
Columbia/HCA Healthcare Corp.                                            5,253,125      118,524      1.00
FDX Corp. (1)                                                            1,610,000       80,601       .68
Waste Management Inc. (New) (1)                                          1,279,775       56,470       .48
Shared Medical Systems Corp.                                               812,700       43,378       .37
Allied Waste Industries, Inc. (1)                                        2,283,000       43,377       .37
First Data Corp.                                                         1,200,000       24,825       .21
Paychex, Inc.                                                              585,000       22,230       .19
Universal Health Services, Inc., Class B (1)                               500,000       19,375       .16
Electronic Data Systems Corp.                                              530,000       17,755       .15
Ecolab Inc.                                                                500,000       13,906       .12
TeleTech Holdings, Inc. (1)                                              1,350,000       11,306       .10
Pittston Brink's Group                                                     350,000       10,981       .09
Concord EFS, Inc. (1)                                                      300,000        5,925       .05
American Disposal Services, Inc. (1)                                       150,000        4,397       .04
APAC TeleServices, Inc. (1)                                                570,000        1,781       .02
USWeb Corp. (1)                                                            100,000        1,413       .01

Data Processing & Reproduction - 5.03%
Oracle Corp. (1)                                                         7,098,500      141,526      1.20
Solectron Corp. (1)                                                      1,571,000       64,902       .55
Cisco Systems, Inc. (1)                                                    600,000       49,125       .42
PeopleSoft, Inc. (1)                                                     1,731,500       48,698       .41
Silicon Graphics, Inc. (1)                                               4,975,500       45,091       .38
International Business Machines Corp.                                      400,000       45,050       .38
Lexmark International Group, Inc., Class A (1)                             575,000       34,823       .30
Intuit Inc. (1)                                                            978,600       33,456       .28
Microsoft Corp. (1)                                                        325,000       31,180       .26
Gateway 2000, Inc. (1)                                                     300,000       14,194       .12
Ascend Communications, Inc. (1)                                            400,000       14,000       .12
Sequent Computer Systems, Inc. (1)                                       1,980,000       12,746       .11
Computer Associates International, Inc.                                    467,800       12,631       .11
Data General Corp. (1)                                                   1,520,000       11,400       .10
Compaq Computer Corp.                                                      400,000       11,175       .09
Vantive Corp. (1)                                                        1,250,000       10,156       .09
3Com Corp. (1)                                                             400,000        9,475       .08
Mentor Graphics Corp. (1)                                                  515,000        3,573       .03

Financial Services - 4.72%
Fannie Mae                                                               7,431,700      422,213      3.57
SLM Holding Corp.                                                        1,575,000       56,503       .48
Household International, Inc.                                            1,300,000       48,019       .41
Capital One Financial Corp.                                                350,000       30,625       .26

Health & Personal Care - 4.42%
Forest Laboratories, Inc. (1)                                            1,949,000       63,830       .54
Sepracor Inc. (1)                                                        1,100,000       52,388       .44
MedImmune, Inc. (1)                                                      1,064,000       51,338       .43
AB Astra, Class A (ADR) (Sweden)                                         2,600,000       41,925       .36
Boston Scientific Corp. (1)                                                600,000       41,550       .35
Warner-Lambert Co.                                                         600,000       39,150       .33
Pfizer Inc                                                                 400,000       37,200       .32
Guidant Corp.                                                              510,000       31,492       .27
Gilead Sciences, Inc. (1)                                                1,495,000       27,284       .23
Immunex Corp. (1)                                                          500,000       25,312       .21
BioChem Pharma Inc. (Canada) (1)                                         1,600,000       24,500       .21
Dura Pharmaceuticals, Inc. (1)                                           1,000,000       16,500       .14
Avon Products, Inc.                                                        250,000       15,719       .13
Pharmacia & Upjohn, Inc.                                                   290,000       12,053       .10
Guilford Pharmaceuticals, Inc. (1)                                         900,000       10,688       .09
Alza Corp. (1)                                                             250,000        9,000       .08
NeXStar Pharmaceuticals, Inc. (1) (3)                                    1,000,000        6,656
NeXStar Pharmaceuticals, Inc. (1)                                          200,000        1,331       .07
Gensia Sicor Inc. (1)                                                    1,332,202        3,663
Gensia Sicor Inc. (1) (3)                                                1,125,000        3,094
Gensia Sicor Inc., warrants, expire 2002 (1) (3)                         1,125,000            0       .06
Medtronic, Inc.                                                            130,000        6,679       .06
CliniChem Development Inc., Class A (1)                                     40,000          155       .00

Leisure & Tourism - 4.24%
Walt Disney Co.                                                          8,075,000      221,558      1.88
King World Productions, Inc. (1) (2)                                     3,674,000       77,154       .65
MGM Grand, Inc. (1)                                                      2,600,000       74,587       .63
Mirage Resorts, Inc. (1)                                                 4,200,000       62,475       .53
Carnival Corp., Class A                                                  1,800,000       51,975       .44
Harrah's Entertainment, Inc. (1)                                           900,000       12,994       .11

Beverages & Tobacco - 3.28%
Philip Morris Companies Inc.                                             8,540,000      354,944      3.01
PepsiCo, Inc.                                                            1,150,000       31,840       .27
                                                                         9,690,000
Telecommunications - 2.26%
AirTouch Communications (1)                                              2,665,700      149,946      1.27
MCI Communications Corp.                                                 1,150,000       57,500       .49
WorldCom, Inc. (1)                                                         500,000       20,468       .17
Paging Network, Inc. (1)                                                 2,300,000       16,675       .14
Crown Castle International Corp. (1)                                     2,000,000       16,250       .14
American Tower Systems Corp. Class A (1)                                   400,000        6,300       .05

Transportation: Airlines - 2.23%
Southwest Airlines Co.                                                   6,539,512      116,485       .99
AMR Corp. (1)                                                            1,720,000       93,740       .79
Delta Air Lines, Inc.                                                      515,000       52,530       .45

Chemicals - 2.01%
Monsanto Co.                                                             3,120,000      170,625      1.45
Air Products and Chemicals, Inc.                                         1,030,000       31,479       .27
A. Schulman, Inc.                                                        1,522,500       24,170       .20
International Flavors & Fragrances Inc.                                    291,200       11,284       .09

Merchandising - 2.01%
Limited Inc.                                                             2,868,000       59,869       .51
Cardinal Health, Inc., Class A                                             619,300       54,189       .46
Lowe's Companies, Inc.                                                     800,000       28,050       .24
Venator Group (1), (formerly Woolworth Corp.)                            3,000,000       27,188       .23
Circuit City Stores, Inc. - Circuit City Group                             800,000       24,700       .21
Consolidated Stores Corp. (1)                                              699,000       22,018       .18
Boise Cascade Office Products Corp. (1)                                  1,015,000       13,893       .12
Intimate Brands, Inc., Class A                                             400,000        7,400       .06

Insurance - 1.88%
EXEL Ltd. (New) Class A (1)                                              2,705,000      180,728      1.53
MGIC Investment Corp.                                                    1,000,000       41,500       .35

Electrical & Electronics - 1.32%
Telefonaktiebolaget LM Ericsson, Class B (ADR)   (Sweden)                4,000,000       85,500       .72
Nokia Corp., Class A (ADR) (Finland)                                       650,000       43,428       .37
General Instrument Corp. (1)                                             1,340,000       26,633       .23

Banking - 1.15%
Washington Mutual, Inc.                                                  1,200,000       38,400       .33
Associated Banc-Corp                                                     1,170,737       37,464       .32
PNC Bank Corp.                                                             600,000       25,800       .22
Norwest Corp.                                                              479,100       14,253       .12
Citicorp                                                                   100,000       10,813       .09
Wells Fargo & Co.                                                           30,000        8,456       .07

Energy Equipment - 1.05%
Transocean Offshore Inc.                                                 1,656,234       40,681       .35
Diamond Offshore Drilling, Inc.                                          1,665,000       34,757       .29
Schlumberger Ltd. (Netherlands Antilles)                                   650,000       28,478       .24
Baker Hughes Inc.                                                          650,000       11,863       .10
Cooper Cameron Corp. (1)                                                   407,900        8,668       .07

Energy Sources - 0.91%
TOTAL, Class B (ADR) (France)                                              550,000       26,434       .22
Talisman Energy Inc. (Canada) (1)                                        1,400,000       20,645       .18
Pogo Producing Co.                                                       1,663,200       19,854       .17
Enterprise Oil PLC (United Kingdom)                                      2,700,000       16,739       .14
Woodside Petroleum Ltd. (Australia)                                      3,500,000       15,808       .14
Oryx Energy Co. (1)                                                        600,000        7,463       .06

Electronic Instruments - 0.72%
Perkin-Elmer Corp.                                                         528,800       30,604       .26
Applied Materials, Inc. (1)                                              1,000,000       24,563       .21
Security Dynamics Technologies, Inc. (1)                                 2,035,000       19,078       .16
Waters Corp. (1)                                                           200,000       10,775       .09

Recreation & Consumer Products - 0.53%
Hasbro, Inc.                                                             2,000,000       62,625       .53

Miscellaneous Materials & Commodities - 0.37%
Sealed Air Corp. (1)                                                     1,200,000       43,200       .37

Textiles & Apparel - 0.32%
NIKE, Inc., Class B                                                        475,000       16,477       .14
Nine West Group Inc. (1)                                                   925,000       14,742       .12
Liz Claiborne Inc.                                                         250,000        7,125       .06

Food & Household Products - 0.28%
Keebler Foods Co. (1)                                                    1,300,000       33,556       .28

Transportation: Rail & Road - 0.27%
Wisconsin Central Transportation Corp. (1)                               2,524,300       31,712       .27

Machinery & Engineering - 0.24%
Thermo Electron Corp. (1)                                                1,725,000       28,031       .24

Industrial Components - 0.15%
Danaher Corp.                                                              500,000       18,125       .15

Aerospace & Military - 0.14%
Gulfstream Aerospace Corp. (1)                                             458,000       16,087       .14

Real Estate - 0.11%
Security Capital Group, Class A (1)                                          4,300        4,300
Security Capital Group Inc., Class B, warrants (1)                         124,200        2,640       .06
Catellus Development Corp. (1)                                             500,000        6,281       .05

Multi-Industry - 0.02%
U.S. Industries, Inc.                                                      150,000        2,081       .02




Other equity securities in initial period of                                            527,828      4.47
 acquisition                                                                        ---------- ----------

TOTAL EQUITY SECURITIES (cost: $7,617,297,000)                                        9,970,069     84.50
                                                                                    ---------- ----------

Bonds & Notes
-------------------------------------
U.S. Treasury Obligations - 3.54%
6.125% due 11/15/27                                                        325,000      361,003      3.06
6.375% due 8/15/27                                                          50,000       57,016       .48
                                                                                    ---------- ----------
TOTAL BONDS & NOTES (cost: $403,910,000)                                                418,019      3.54
                                                                                    ---------- ----------

                                                                        Principal
                                                                           Amount
SHORT-TERM SECURITIES                                                       (000)
                                                                         --------
Corporate Short-Term Notes - 10.10%
Emerson Electric Co. 5.47%-5.49% due 9/2-10/1/98                           122,900      122,533      1.04
Motorola Credit Corp. 5.46%-5.50% due 9/8-12/17/98                         102,300      101,441       .86
E.I. du pont de Nemours and Co. 5.48%-5.50% due 10/7-10/19/98              100,000       99,344       .84
Lucent Technologies Inc. 5.49%-5.50% due 9/17- 9/28/98                      97,700       97,361       .83
Coca-Cola Co. 5.47%-5.50% due 10/2-11/3/98                                  92,989       92,338       .78
Procter & Gamble Co. 5.47%-5.50% due 9/22-11/04/98                          69,600       69,138       .59
Xerox Corp. 5.49%-5.50% due 9/16-10/5/98                                    67,100       66,878       .57
BellSouth Telecommunications, Inc. 5.48%-5.49% due-10/8/98                  60,000       59,653       .51
Abbott Laboratories 5.47%-5.48% due 9/28-10/1/98                            59,000       58,740       .50
Shell Oil Co. 5.47%-5.48% due 9/21-10/16/98                                 57,300       57,039       .48
National Rural Utilities Cooperative Finance Corp.                          54,000       53,858       .46
5.49%-5.50% due 9/3- 10/08/98
Commercial Credit Co. 5.51%-5.52% due 9/10-10/15/98                         51,500       51,279       .43
American Express Credit Corp. 5.50% due 9/1-9/11/98                         46,100       46,059       .39
A.I. Credit Corp. 5.49%-5.50% due 9/4-10/20/98                              45,000       44,832       .38
Deere & Co. 5.51% due 10/21/98                                              41,500       41,177       .35
Ford Motor Credit Co. 5.51% due 10/6-10/8/98                                36,000       35,798       .30
Kimberly Clark 5.48%-5.50% due 9/23-10/16/98 (2)                            34,900       34,731       .29
Atlantic Richfield Co. 5.51% due 9/3/98 (2)                                 31,000       30,986       .26
General Electric Capital Corp. 5.53% due 9/4/98                             30,000       29,982       .25

                                                                                    ---------- ----------
                                                                                      1,193,167      10.11
                                                                                    ---------- ----------

Federal Agency Discount Notes - 1.97%
Freddie Mac  5.40%-5.46% due 9/4-11/10/98                                  121,470      120,899      1.03
Fannie Mae  5.41%-5.45% due 9/8-10/19/98                                    49,800       49,683       .42
Federal Home Loan Banks  5.40%-5.42% due 9/2-10/2/98                        61,600       61,548       .52
                                                                                    ---------- ----------
                                                                                        232,130       1.97
                                                                                    ---------- ----------

TOTAL SHORT-TERM SECURITIES (cost: $1,425,306,000)                                    1,425,297     12.08
                                                                                    ---------- ----------
TOTAL INVESTMENT SECURITIES (cost: $9,446,513,000)                                   11,813,385    100.12
                                                                                    ---------- ----------
Excess of payables over cash and receivables                                             14,941       .12
                                                                                    ---------- ----------
NET ASSETS                                                                         $11,798,444     100.00%
                                                                                    ==========    =======

(1) Non-income-producing securities.
(2) The fund owns 5.26% and 5.02% of the outstanding voting securities of Microchip
Tech and King World Productions, repectively, which represent investments in an affiliate as defined in the Investment Company Act of 1940.
(3) Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional investors.

See Notes to Financial Statements
ADR =  American Depositary Receipt


Equity securities
 appearing in the portfolio
 since February 28, 1998
-----------------------------

Allied Waste Industries
American Disposal Services
American Tower Systems
APAC TeleServices
Applied Materials
Baker Hughes
Boston Scientific
Cablevision Systems
Catellus Development
Chancellor Media
CliniChem Development
Crown Castle International
CSC Holdings
First Data
Gateway 2000
Household International
Immunex
International Flavors & Fragrances
Keebler Foods
Level One Communications
Liz Claiborne
MGIC Investment Corp.
Microsoft
Paging Network
Perkin-Elmer
PMC-Sierra
Pogo Producing
SCI Systems
Sealed Air
Security Capital Group
Security Dynamics Technologies
Universal Health Services
USWeb
Waters
Wells Fargo
Ziff-Davis

-------------------------------
Equity securities
 eliminated from the portfolio
 since February 28, 1998
-------------------------------
Acclaim Entertainment
Aetna
BJ Services
Camco International
Corrections Corp. of America
Digital Equipment
Digital Microwave
Electronic Arts
Everest Reinsurance Holdings
Freddie Mac
KLA-Tencor
KN Energy
LCI International
Manpower
Mattel
Netscape Communications
Outback Steakhouse
Overseas Shipping
Payless ShoeSource
Potash Corp. of Saskatchewan
Quorum Health Group
R&B Falcon
Remedy
Sun Microsystems
Sybase
Tech Data
Telefonos de Mexico
United States Surgical
Western Atlas
Western Digital.


The Growth Fund of America
Financial Statements
----------------------------------------------   ----------     ----------
Statement of Assets and Liabilities                            (dollars in
at August 31, 1998                                              thousands)
----------------------------------------------   ----------     ----------
Assets:
Investment securities at market
 (cost: $9,446,513)                                            $11,813,385
Cash                                                                   281
Receivables for-
 Sales of investments                               $35,235
 Sales of fund's shares                              17,187
 Dividends and interest                               8,905         61,327
                                                 ----------     ----------
                                                                11,874,993
Liabilities:
Payables for-
 Purchases of investments                            35,373
 Repurchases of fund's shares                        29,575
 Management services                                  4,009
 Other expenses                                       7,592         76,549
                                                 ----------     ----------
Net Assets at August 31, 1998-
 Equivalent to $17.95 per share on
 657,372,110 shares of $0.10 par value
 capital stock outstanding (authorized
 capital stock--800,000,000 shares)                            $11,798,444
                                                            ================

----------------------------------------------   ----------     ----------

Statement of Operations                                        (dollars in
for the year ended August 31, 1998                              thousands)
----------------------------------------------   ----------     ----------
Investment Income:
Income:
 Dividends                                       $   61,020
 Interest                                            90,685      $ 151,705

Expenses:
 Management services fee                             45,511
 Distribution expenses                               31,284
 Transfer agent fee                                  10,116
 Reports to shareholders                                355
 Registration statement and prospectus                  530
 Postage, stationery and supplies                     1,980
 Directors' fees                                        137
 Auditing and legal fees                                 55
 Custodian fee                                          236
 Other expenses                                         113         90,317
                                                 ----------     ----------
 Net investment income                                              61,388
                                                                ----------
Realized Gain and Unrealized
 Appreciation (Depreciation) on Investments:
Net realized gain                                                1,530,218
Net increase in unrealized appreciation:
 on investments
 Beginning of period                              4,007,264
 End of period                                    2,366,879     (1,640,385)
                                                 ----------     ----------
 Net realized gain and unrealized depreciation
  on investments                                                  (110,167)
                                                                ----------
Net Decrease in Net Assets Resulting
 from Operations                                                  ($48,779)
                                                                ==========
See Notes to Financial Statements


                                                               (dollars in
                                                                thousands)
----------------------------------------------   ----------     ----------
                                                 Year ended     Year ended
Statement of Changes in Net Assets            August 31, 199August 31, 1997
----------------------------------------------   ----------     ----------
Operations:
Net investment income                         $      61,388   $     73,625
Net realized gain on investments                  1,530,218      1,086,444
Net increase (decrease) in unrealized appreciation
 on investments                                  (1,640,385)     2,094,086
                                                 ----------     ----------
 Net increase (decrease) in net assets
  resulting from operations                         (48,779)     3,254,155
                                                 ----------     ----------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                (75,837)       (60,737)
Distributions from net realized gain on
 investments                                     (1,201,719)      (474,852)
                                                 ----------     ----------
 Total dividends and distributions               (1,277,556)      (535,589)
                                                 ----------     ----------

Capital Share Transactions:
Proceeds from shares sold: 109,029,348
 and 96,996,524 shares, respectively              2,241,289      2,011,945
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments:  66,729,473 and 30,970,137 shares,
 respectively                                     1,225,124        515,288
Cost of shares repurchased: 96,539,758
 and 102,494,003 shares, respectively            (1,987,987)    (2,110,158)
                                                 ----------     ----------

 Net increase in net assets resulting from
  capital share transactions                      1,478,426        417,075
                                                 ----------     ----------

Total Increase in Net Assets                        152,091      3,135,641

Net Assets:
Beginning of year                                11,646,353      8,510,712
                                                 ----------     ----------
End of year (including undistributed
 net investment income: $37,030
 and $51,497, respectively)                    $ 11,798,444    $11,646,353
                                                 ==========     ==========



See Notes to Financial Statements

1. The Growth Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Assets or liabilities initially expressed in terms of Non-U.S. currencies are translated (prior to the next determination of the net asset value of the fund's shares) into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in Non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of August 31, 1998 net unrealized appreciation on investments for book and federal income tax purposes aggregated $2,366,871,000, of which $3,643,171,000 related to appreciated securities and $1,276,300,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended August 31, 1998. Net losses related to non-U.S. currency transactions of $36,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $9,446,513,000 at August 31, 1998.

3. The fee of $45,511,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $1 billion of average net assets; 0.40% of such assets in excess of $1 billion but not exceeding $2 billion; 0.37% of such assets in excess of $2.0 billion but not exceeding $3.0 billion; 0.35% of such assets in excess of $3.0 billion but not exceeding $5.0 billion; 0.335% of such assets in excess of $5.0 billion but not exceeding $8.0 billion; 0.325% of such assets in excess of $8.0 billion but not exceeding $13.0 billion; 0.30% of such assets in excess of $13.0 billion but not exceeding $21.0 billion; and 0.29% of such assets in excess of $21.0 billion. The Board of Directors has approved an amended Investment Advisory and Service Agreement, which provides for reduced fees for the fund for average net assets in excess of $5.0 billion effective November 1, 1997, at the following annual rates: 0.33% of such assets in excess of $5.0 billion but not exceeding $8.0 billion; 0.315% of such assets in excess of $8.0 billion but not exceeding $13.0 billion; 0.30% of such assets in excess of $13.0 billion but not exceeding $21.0 billion; and 0.29% of such assets in excess of $21.0 billion. Beginning September 1, 1997, CRMC has voluntarily agreed to waive its management fees in excess of those provided by the amended agreement.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1998, distribution expenses under the Plan were $31,284,000. As of August 31, 1998, accrued and unpaid distribution expenses were $7,048,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $10,116,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $6,615,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1998, aggregate amounts deferred and earnings thereon were $403,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1998, accumulated undistributed net realized gain on investments was $1,312,314,000 and additional paid-in capital was $8,016,466,000.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $4,937,026,000 and $4,391,342,000, respectively, during the year ended August 31, 1998.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $236,000 includes $70,000 that was paid by these credits rather than in cash.

     Net realized currency losses on dividends, on a book basis, were $36,000 for the year ended August 31, 1998.


Per-Share Data and Ratios/1/
                                                               Year    ended  August       31

                                                      1998      1997    1996    1995    1994      1993
                                                   -------  -------  ------- ------- -------  -------
Net Asset Value, Beginning of Period                $20.14   $15.39   $16.55  $13.81  $13.58   $11.02
                                                   -------  -------  ------- ------- -------  -------
 Income from Investment Operations:
  Net investment income                                .10      .13      .13     .13     .07      .07
  Net realized and unrealized gain (loss)
   on investments                                     (.10)    5.59     (.01)   3.21     .71     2.63
                                                   -------  -------  ------- ------- -------  -------
   Total income from
 investment operations                                 .00     5.72      .12    3.34     .78     2.70
                                                   -------  -------  ------- ------- -------  -------
 Less Distributions:
  Dividends from net investment income                (.13)    (.11)    (.14)   (.08)   (.06)    (.09)
  Distributions from net realized gains              (2.06)    (.86)   (1.14)   (.52)   (.49)    (.05)
                                                   -------  -------  ------- ------- -------  -------
   Total distributions                               (2.19)    (.97)   (1.28)   (.60)   (.55)    (.14)
                                                   -------  -------  ------- ------- -------  -------
Net Asset Value, End of Period                      $17.95   $20.14   $15.39  $16.55  $13.81   $13.58
                                                   =======  =======  ======= ======= ======= ========

Total Return/2/                                       (.24)   38.54%     .90%  25.56%   5.98%   24.64%


Ratios/Supplemental Data:
  Net assets, end of period (in millions)          $11,798  $11,646   $8,511  $7,525  $5,427   $5,018
  Ratio of expenses to average net
 assets                                                .70%     .72%     .74%    .75%   .78%      .77%
  Ratio of net income to average net
 assets                                                .48%     .73%     .82%    .90%   .49%      .56%
  Portfolio turnover rate                           38.84%   34.10%   27.95%  26.90%  24.77%   25.23%


/1/ Adjusted to reflect the 100% share dividend effective at the close of business on December 12, 1996.

/2/ Excludes maximum sales charge of 5.75%.

/3/ Brokerage commissions paid on
 portfolio transactions increase
 the cost of securities purchased
 or reduce the proceeds of securities
 sold and are not separately reflected in the fund's statement of operations.
 Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded.

Independent Auditors' Report
To the Board of Directors and Shareholders of The Growth Fund of America, Inc.:

 We have audited the accompanying statement of assets and liabilities of The Growth Fund of America, Inc., including the investment portfolio, as of August 31,1998,and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The Growth Fund of America, Inc. at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Los Angeles, California

September 30, 1998


1998 Tax Information (Unaudited)

 We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                Dividends and Distributions per Share

To                 Payment Date       From Net        From Net       From Net
Shareholders                          Investment      Realized       Realized
of Record                             Income          Short-Term     Long-Term
                                                      Gains          Gains*

December 17,       December 18,       $0.13           .472           1.588
1997               1997



*INCLUDES $0.921 LONG-TERM CAPITAL GAINS TAXED AT A MAXIMUM RATE OF 28%. Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 6% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099 DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1999 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1998 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


BOARD OF DIRECTORS

GUILFORD C. BABCOCK
San Marino, California
Associate Professor of Finance,
Marshall School of Business,
University of Southern California

ROBERT A. FOX
Livingston, California
President and Chief Executive Officer, Foster Farms Inc.

ROBERTA L. HAZARD
McLean, Virginia
Consultant; Rear Admiral,
U.S. Navy (retired)

LEONADE D. JONES
Burlingame, California
Former Treasurer,
The Washington Post Company

JOHN G. MCDONALD
Stanford, California
The IBJ Professor of Finance,
Graduate School of Business,
Stanford University

GAIL L. NEALE
Burlington, Vermont
President, The Lovejoy Consulting
Group, Inc.; former Executive Vice
President of the Salzburg Seminar;
former Director of Development and
of the Capital Campaign, Hampshire College

JAMES W. RATZLAFF
San Francisco, California
Senior Partner,
The Capital Group Partners L.P.

HENRY E. RIGGS
Claremont, California
President, Keck Graduate Institute
of Applied Life Sciences

JAMES F. ROTHENBERG
Los Angeles, California
Chairman of the Board of the fund
President and Director,
Capital Research and
Management Company

PATRICIA K. WOOLF, PH.D.
Princeton, New Jersey
Private investor; lecturer,
Department of Molecular Biology, Princeton University


OTHER OFFICERS

JAMES E. DRASDO
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and
Management Company

GORDON CRAWFORD
Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and
Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research and
Management Company

DONALD D. O'NEAL
San Francisco, California
Senior Vice President of the fund
Vice President,
Capital Research and
Management Company

RICHARD M. BELESON
San Francisco, California
Vice President of the fund
Senior Vice President,
Capital Research Company

MICHAEL T. KERR
Los Angeles, California
Vice President of the fund
Senior Vice President and Director,
Capital Research Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and
Management Company

SHERYL F. JOHNSON
Norfolk, Virginia
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and
Management Company

ROBERT P. SIMMER
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and
Management Company

[The American Funds Group(r)]

OFFICE OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER
CAPITAL RESEARCH AND
MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts  02105-1713

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - are updating their computer systems to process date-related information properly following the turn of the century. Both are on track to complete modifications of significant internal systems by the end of 1998. Testing with business partners, vendors and other service providers is already under way. We will continue to keep you up-to-date in our regular publications. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

This report is for the information of shareholders of The Growth Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.


Printed on recycled paper
Litho in USA CD/GRS/3919
Lit. No. GFA-011-1098
45016/15016